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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): AUGUST 29, 2006

                            INGEN TECHNOLOGIES, INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

            GEORGIA                      000-28704               88-0429044
(State or other jurisdiction of   (Commission File Number)      (IRS Employee
incorporation or organization)                               Identification No.)

         35193 AVENUE "A", SUITE-C, YUCAIPA, CALIFORNIA            92399
            (Address of principal executive offices)             (Zip Code)

Registrant's telephone number, including area code:       (800) 259-9622

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01        ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On July 25, 2006, we entered into a Securities Purchase Agreement (the "Securities Purchase Agreement") with New Millennium Capital Partners II, LLC, AJW Qualified Partners, LLC, AJW Offshore, Ltd. and AJW Partners, LLC (collectively, the "Investors"). Under the terms of the Securities Purchase Agreement, the Investors purchased an aggregate of (i) $2,000,000 in callable convertible secured notes (the "Notes") and (ii) warrants to purchase 20,000,0000 shares of our common stock (the "Warrants").

Pursuant to the Securities Purchase Agreement, the Investors will purchase the Notes and Warrants in three tranches as set forth below:

                  1. At closing on July 26, 2006 ("Closing"), the Investors purchased notes aggregating $700,000 and warrants to purchase 20,000,0000 shares of our common stock;

                  2. On August 28, 2006, upon filing of a registration statement registering the shares of common stock underlying the Notes ("Registration Statement"), the Investors purchased notes aggregating $600,000; and,

                  3. Upon effectiveness of the Registration Statement, the Investors will purchase notes aggregating $700,000.

The Notes carry an interest rate of 6% and mature two years from the date of issuance. The Notes are convertible into our common shares at the Applicable Percentage of the average of the lowest three (3) trading prices for our shares of common stock during the twenty (20) trading day period prior to conversion. The "Applicable Percentage" means 50%; provided, however, that the Applicable Percentage shall be increased to (i) 55% in the event that a Registration Statement is filed within thirty days of the Closing and (ii) 60% in the event that the Registration Statement becomes effective within one hundred and twenty days from the Closing. As of the date hereof, the applicable percentage is 55% based on our filing of the Registration Statement within thirty days of the Closing.

At our option, we may prepay the Notes in the event that no event of default exists, there are a sufficient number of shares available for conversion of the Notes, and the market price is at or below $.10 per share. In addition, in the event that the average daily price of the common stock, as reported by the reporting service, for each day of the month ending on any determination date is below $.10, we may prepay a portion of the outstanding principal amount of the Notes equal to 101% of the principal amount thereof divided by thirty-six (36) plus one month's interest. Exercise of this option will stay all conversions for the following month. The full principal amount of the Notes is due upon default under the terms of Notes. In addition, the Company has granted the Investors a security interest in substantially all of its assets and intellectual property as well as registration rights.

We simultaneously issued to the Investors seven year warrants to purchase 20,000,000 shares of our common stock at an exercise price of $.10.

The Investors have contractually agreed to restrict their ability to convert the Notes and exercise the Warrants and receive shares of the Company's common stock such that the number of shares of the Company's common stock held by them and their affiliates after such conversion or exercise does not exceed 4.99% of the then issued and outstanding shares of the Company's common stock.

We filed the Registration Statement with the SEC on August 25, 2006 (within 30 days from the closing date) and received the second tranche of $600,000 funding on August 29, 2006. We will receive the third and final tranche of the funding when the Registration Statement is declared effective by the SEC. There are penalty provisions for us should the Registration Statement not become effective within 120 days of the Closing.


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ITEM 2.03        CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION
                 UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

The sale of the first tranche of Notes described in Item 1.01 was completed on July 26, 2006. At the Closing, the Company became obligated to the Investors for $700,000 in face amount of the Notes. The sale of the second tranche of Notes described in Item 1.01 was completed on August 29, 2006. At such time, the Company became obligated to the Investors for an additional $600,000 in face amount of the Notes. As of the date hereof, the Company is obligated on $1,300,000 in face amount of Notes issued to the Investors. The Notes are a debt obligation arising other than in the ordinary course of business which constitute a direct financial obligation of the Company.

ITEM 3.02         UNREGISTERED SALES OF EQUITY SECURITIES

The Notes and Warrants referenced in Item 1.01 were offered and sold to the Investors in a private placement transaction in reliance upon exemptions from registration pursuant to Section 4(2) of the Securities Act of 1933 and Rule 506 of Regulation D promulgated thereto. Each of the Investors is an accredited investor as defined in Rule 501 of Regulation D under the Securities Act of 1933.

ITEM 9.01        FINANCIAL STATEMENT AND EXHIBITS

(a) Financial Statements of Business Acquired.
            None

(b) Pro Forma Financial Information.
            None

(c) Exhibits.
               EXHIBIT
               NUMBER    DESCRIPTION
               ------    -----------

                  4.1      Securities Purchase Agreement dated July 25, 2006 by
                           and among the Company and the Investors *
                  4.2      Form of Callable Convertible Secured Note by and
                           among the Company and the Investors *
                  4.3      Form of Stock Purchase Warrant by and among the
                           Company and the Investors *
                  4.4 Registration Rights Agreement by and among the Company and the Investors *
                  4.5 Security Agreement by and among the Company and the Investors *
                  4.6 Intellectual Property Security Agreement by and among the Company and the Investors *

            * Incorporated by reference to our Form 8-K filed with the SEC on August 8, 2006 (File No. 000-28704)


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 INGEN TECHNOLOGIES, INC.

Dated: August 30, 2006                           By:      /S/ SCOTT SAND
                                                          ----------------------
                                                          Scott Sand
                                                          President




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